SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 8, 1997
(December 4, 1997)



                        TEREX CORPORATION
       (Exact Name of Registrant as Specified in Charter)


     Delaware                    0-16498              13-1531521
(State or Other Jurisdiction (Commission           (IRS Employer
  of Incorporation)          File Number)      Identification No.)



     500 Post Road East, Westport, Connecticut      06880
      (Address of Principal Executive Offices)   (Zip Code)


       Registrant's telephone number, including area code
                         (203) 222-7170



  (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events

     On December 4, 1997, Terex Corporation, a Delaware corporation (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") with Credit Suisse First Boston Corpora-tion (the "Underwriter"), and Legris Industries S.A. and Potain S.A. (collectively, the "Selling Stockholders"), providing for the purchase by the Underwriters from the Selling Stockholders of 705,969 shares of the Company's Common Stock, par value $.01 per share (the "Shares") at a purchase price of $19 1/8 per Share (the "Purchase Price"). The Shares were registered as part of the Company's Registration Statement on Form S-3 (No. 333-39619), which was declared effective by the Securities and Exchange Commission on December 4, 1997.

Item 7.  Financial Statements, Pro Forma Financial Statements and
Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Forma Financial Information.

          None

     (c)  Exhibits

          1.1  Underwriting Agreement


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 1997

                         TEREX CORPORATION


                         By:/s/ Marvin B. Rosenberg
			    _______________________________
                            Marvin B. Rosenberg
                            Senior Vice President